         SHARES                                                   NUMBER
                            WELLSWAY VENTURES, INC.
                                NAME CHANGED TO
                            IFS INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                           CUSIP 449515 30 3


THIS CERTIFIES THAT





is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                       THE PAR VALUE $.001 PER SHARE OF


                            WELLSWAY VENTURES, INC.
                                NAME CHANGED TO
                            IFS INTERNATIONAL, INC.

                              CERTIFICATE OF STOCK


(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by authorized attorney upon the surrender of this certificate properly indorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

Dated:

                            WELLSWAY VENTURES, INC.
                                NAME CHANGED TO
                            IFS INTERNATIONAL, INC.
                                   CORPORATE

                                      SEAL

                                    DELAWARE

                                      1986

               SECRETARY                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:
               AMERICAN STOCK TRANSFER COMPANY
                              (NEW YORK)                TRANSFER AGENT
                                                             AND REGISTRAR

BY:

                                                           AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)      (Minor)
JT TEN  - as joint tenants
          with right of survivorship              Under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)
    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
|                                       |
|                                       |
|_______________________________________|



_______________________________________________________________________________
                   (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated________________________________




                                        ________________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alternation or enlargement or any change whatever.